UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2005 (December 5, 2005)

SkyTerra Communications, Inc. (Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19 West 44th Street, Suite 507, New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 730-7540
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On December 5, 2005, Hughes Communications, Inc. (formerly known as SkyTerra Holdings, Inc., "HCI"), a wholly-owned subsidiary of SkyTerra Communications, Inc. (the "Company"), filed a Registration Statement on Form S-1 relating to the Company's previously announced proposed special dividend of shares of HCI's common stock, par value $0.001 per share ("HCI Common Stock") and HCI's proposed concurrent distribution of rights to purchase HCI Common Stock.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

The prospectuses relating to these securities may be obtained, when available, by contacting Robert C. Lewis, c/o Hughes Communications, Inc., 19 West 44th Street, Suite 507, New York, New York 10036.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 6, 2005	By:	/s/ ROBERT C. LEWIS
		Name:	Robert C. Lewis
		Title:	Senior Vice President, General

Counsel and Secretary